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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 9, 1998
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                              The Maxim Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-13099                 58-2060334
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


210 TownPark Drive, Kennesaw, Georgia                                   30144
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (770) 590-9369
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  Effective August 9, 1998, The Maxim Group, Inc. (the "Company") acquired substantially all of the residential retail store assets of Shaw Industries, Inc. and its wholly owned subsidiary, Shaw Carpet Showplace, Inc.(collectively, "Shaw"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 23, 1998. These assets include 266 retail stores with annual revenues of approximately $584 million and are being operated through the Company's newly organized Maxim Retail Stores, Inc. subsidiary. The Company intends to continue operating the residential retail store assets of Shaw ("Shaw Retail") as retail floorcovering stores.

                  Under the terms of the Merger Agreement, the Company issued to Shaw 3,150,000 shares of common stock of the Company and a one year note in the principal amount of $18 million and paid Shaw $25 million in cash. The transaction price was determined through arms-length negotiations between the Company and Shaw. The Company has obtained a fairness opinion from its financial adviser, The Robinson-Humphrey Company, LLC, which states that, from a financial point of view, the consideration to be paid by the Company in the transaction is fair to the Company. The cash portion of the merger consideration was funded from borrowings under the Company's senior credit facility, which was amended on August 7, 1998. See "Item 5. Other Events."

ITEM 5.  OTHER EVENTS

                  Amendment to Credit Facility. On August 7, 1998, the Company amended its senior credit facility to, among other things, increase the revolving portion of the senior credit facility to $110 million, subject to certain borrowing base limitations. The senior credit facility, as amended, expires on October 6, 1998. It is the Company's intention, prior to such expiration date, to enter into a new senior credit facility with NationsBank, N.A. (and possibly certain other financial institutions) to replace the current senior credit facility.

                  Management. On July 7, 1998, the Company elected Gary Brugliera as Executive Vice President, Chief Financial Officer and Secretary of the Company. Mr. Brugliera, age 43, served as Chief Financial Officer of Upton's Department Stores, Inc. from 1987 to June 1998.

                  On July 7, 1998, the Company also elected David E. Cicchinelli as Chief Operating Officer of the Company, replacing Herb Biggers. Mr. Cicchinelli had previously served as Senior Executive Vice President of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)               Financial Statements of Business Acquired:

                  At the present time, it is impractical to provide the required financial statements for Shaw Retail as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than October 23, 1998 (60 days after this Report is required to be filed).



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(b)               Pro Forma Financial Information:

                  At the present time, it is impractical to provide the pro forma financial information relative to the Shaw Retail acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than October 23, 1998 (60 days after this Report is required to be filed).

(c)               Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of June 23, 1998, between The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc. and Shaw Carpet Showplace, Inc. (incorporated by reference from the Company's Current Report on Form 8-K dated June 23, 1998).

                  2.1.1 Amendment, dated August 9, 1998, to Agreement and Plan of Merger, dated as of June 23, 1998, between The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc. and Shaw Carpet Showplace, Inc.

                  10.23.2 Second Amendment, Waiver and Consent Agreement, dated as of April 9, 1998, among the Company, certain of its subsidiaries, First Union National Bank, as administrative agent, NationsBank, N.A., as documentation agent, and Fleet National Bank, as co-agent, regarding senior credit facility.

                  10.23.3 Third Amendment to Credit Agreement, dated as of August 7, 1998, among the Company, certain of its subsidiaries, and NationsBank, N.A., as administrative agent for the Lenders, regarding senior credit facility.

                  10.24 Subordinated Promissory Note, dated August 9, 1998, from the Company to Shaw Industries, Inc. in the principal amount of $18,048,000.

                  10.25 Shareholder's Agreement, dated as of August 9, 1998, by and between the Company and Shaw Industries, Inc.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE MAXIM GROUP, INC.



                                          By: /s/ Thomas P. Leahey
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                                             Thomas P. Leahey
                                             Executive Vice President, Finance

Dated: August 9, 1998






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                                  EXHIBIT INDEX


Exhibit No                              Description of Exhibit
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2.1.1                   Amendment, dated August 9, 1998, to Agreement and Plan
                        of Merger, dated as of June 23, 1998, between The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc. and Shaw Carpet Showplace, Inc.

10.23.2 Second Amendment, Waiver and Consent Agreement, dated as of April 9, 1998, among the Company, certain of its subsidiaries, First Union National Bank, as administrative agent, NationsBank, N.A., as documentation agent, and Fleet National Bank, as co-agent, regarding senior credit facility.

10.23.3 Third Amendment to Credit Agreement, dated as of August 7, 1998, among the Company, certain of its subsidiaries, and NationsBank, N.A., as administrative agent for the Lenders, regarding senior credit facility.

10.24 Subordinated Promissory Note, dated August 9, 1998, from the Company to Shaw Industries, Inc. in the principal amount of $18,048,000.

10.25 Shareholder's Agreement, dated as of August 9, 1998, by and between the Company and Shaw Industries, Inc.